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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): November 27, 2001


                 WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC
          -----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    Delaware                            333-69218            41-2020536
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(State or Other Jurisdiction            (Commission         (I.R.S. Employer
  of Incorporation)                     File Number)        Identification No.)

MAC #N9305-173
Sixth and Marquette
Minneapolis, Minnesota                                        55479
---------------------------                                   --------
(Address of Principal                                         (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code: (612) 667-2085
                                                    --------------

N/A
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(Former Name or Former Address, If Changed Since Last Report)





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Item 5.  Other Events
         ------------

         With this Current Report on Form 8-K, registrant is filing copies of the documents attached hereto as exhibits in connection with the offering of Wells Fargo Student Loan Trust 2001-1 (the "Trust") Floating Rate Asset Backed Notes, Class A-1, Class A-2 and Class B (the "Notes"), and a description of the Initial Financed Student Loans held by the Trust as of November 27, 2001, the date of issuance of the Notes.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:

         Exhibit No.              Description of Exhibit
         -----------              ----------------------

         4.1                      Indenture
         4.2                      Trust Agreement
         99.1                     Loan Sale Agreement
         99.2                     Servicing Agreement
         99.3                     Administration Agreement
         99.4                     Description of Initial Financed Student Loans




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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                         WELLS FARGO STUDENT LOANS
                                         RECEIVABLES I, LLC


                                         By: /s/ Jon A. Veenis
                                           -----------------------------------
                                           Name:  Jon A. Veenis
                                           Title: President and CEO


Dated:  December 12, 2001



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                                 Exhibit Index
                                 -------------


Exhibit Number                   Description of Exhibit
--------------                   ----------------------

4.1                              Indenture
4.2                              Trust Agreement
99.1                             Loan Sale Agreement
99.2                             Servicing Agreement
99.3                             Administration Agreement
99.4                             Description of Initial Financed Student Loans


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